                                                                      Exhibit 99

                            Joint Filer Information

Name:                           CAISSE DE DEPOT ET PLACEMENT DU QUEBEC
Address:                        Caisse de Depot et Placement du Quebec
                                1000, Place Jean-Paul-Riopelle
                                Montreal A8 Quebec, Canada
                                H2Z 2B3
Designated Filer:               Caisse de Depot et Placement du Quebec
Issuer & Ticker Symbol:         Altra Holdings, Inc. (AIMC)
Date of Earliest Transaction
Required to be Reported:        12/20/2006
Signature:                      /s/ Paule Gaumond
                                -------------------------------------
                                Name:    Paule Gaumond
                                Title:   Attorney-In-Fact
                                for CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

Name:                           LOUISE LALONDE
Address:                        c/o Caisse de Depot et Placement du Quebec
                                1000, Place Jean-Paul-Riopelle
                                Montreal A8 Quebec, Canada
                                H2Z 2B3
Designated Filer:               Caisse de Depot et Placement du Quebec
Issuer & Ticker Symbol:         Altra Holdings, Inc. (AIMC)
Date of Earliest Transaction
Required to be Reported:        12/20/2006
Signature:                      /s/ Paule Gaumond
                                -------------------------------------
                                Name:    Paule Gaumond
                                Title:   Attorney-In-Fact
                                for LOUISE LALONDE

Name:                           LUC HOULE
Address:                        c/o Caisse de Depot et Placement du Quebec
                                1000, Place Jean-Paul-Riopelle
                                Montreal A8 Quebec, Canada
                                H2Z 2B3
Designated Filer:               Caisse de Depot et Placement du Quebec
Issuer & Ticker Symbol:         Altra Holdings, Inc. (AIMC)
Date of Earliest Transaction
Required to be Reported:        12/20/2006
Signature:                      /s/ Paule Gaumond
                                --------------------------------------
                                Name:    Paule Gaumond
                                Title:   Attorney-In-Fact
                                for LUC HOULE